Exhibit 10.1

Banc of America Leasing & Capital, LLC	Equipment Security Note Number 70002

This Equipment Security Note No. 70002, dated as of June 20, 2012, (this “Equipment Note”), is entered into pursuant to and incorporates by this reference all of the terms and provisions of that certain Master Loan and Security Agreement No. 21379-70000 dated as of June 25, 2010 (the “Master Agreement”), by and between Banc of America Leasing & Capital, LLC (“Lender”) and Stellaris LLC (“Co-Borrower”) and James Construction Group, L.L.C. (“Co-Borrower”) (each a Co-Borrower herein, together referred to as “Borrower”).  All capitalized terms used herein and not defined herein shall have the respective meanings assigned to such terms in the Master Agreement. If any provision of this Equipment Note conflicts with any provision of the Master Agreement, the provisions contained in this Equipment Note shall prevail. Borrower hereby authorizes Lender to insert the serial numbers and other identification data of the Equipment, dates, and other omitted factual matters or descriptions in this Equipment Note.

The occurrence of an “Event of Default,” as defined in the Master Agreement, shall entitle Lender to accelerate the maturity of this Equipment Note and to declare the Prepayment Amount to be immediately due and payable, and to proceed at once to exercise each and every one of the remedies provided in the Master Agreement or otherwise available at law or in equity.  All of Borrower’s Obligations under this Equipment Note are absolute and unconditional, and shall not be subject to any offset or deduction whatsoever.  Borrower waives any right to assert, by way of counterclaim or affirmative defense in any action to enforce Borrower’s Obligations hereunder, any claim whatsoever against Lender.

1.                          Equipment Financed; Equipment Location; Grant of Security Interest.  Subject to the terms and provisions of the Master Agreement and as provided herein, Lender is providing financing in the principal amount described in Section 2 below to Borrower in connection with the acquisition or financing of the following described Equipment:

Quantity	Description	Serial Number	Cost

See Exhibit “A” attached hereto and made a part hereof.

Location of Equipment.  The Equipment will be located or (in the case of over-the-road vehicles) based at the following locations:

Location	Address	City	County	State	ZIP
A	26000 Commercentre Dr.	Lake Forest	Orange	California	92630
B	1901 E. Kentucky Ave.	Ruston	Lincoln	Louisiana	71270

Borrower has agreed and does hereby grant a security interest in and to the Equipment and the Collateral related thereto, whether now owned or hereafter acquired and wherever located, in order to secure the payment and performance of all Obligations owing to Lender, including but not limited to this Equipment Note, all as more particularly provided in the Master Agreement.  Lender’s agreement to provide the financing contemplated herein shall be subject to the satisfaction of all conditions established by Lender and Lender’s prior receipt of all required documentation in form and substance satisfactory to Lender in its sole discretion.

2.                          Payments.  For value received, Borrower promises to pay to the order of Lender, the principal amount of $12,775,515.00, together with interest thereon as provided herein.  This Equipment Note shall be payable by Borrower to Lender in 84 (eighty four) consecutive monthly, installments of principal and interest (the “Payments”) commencing on July 26, 2012 (the “Initial Payment”) and continuing thereafter through and including June 26, 2019 (the “Maturity Date”) (collectively, the “Equipment Note Term”).  Each Payment shall be in the amount provided below, and due and payable on the same day of the month as the Initial Payment set forth above in each succeeding payment period (each, a “Payment Date”) during Equipment Note Term.  All interest hereunder shall be calculated on the basis of a year of 360 days comprised of 12 months of 30 days each.  The final Payment due and payable on the Maturity Date shall in any event be equal to the entire outstanding and unpaid principal amount of this Equipment Note, together with all accrued and unpaid interest, charges and other amounts owing hereunder and under the Master Agreement.

(a)  Interest Rate.  Interest shall accrue on the entire principal amount of this Equipment Note outstanding from time to time at a fixed rate of two and 44/100 percent (2.44%) per annum or, if less, the highest rate of interest permitted by applicable law (the “Interest Rate”), from the date hereof until the principal amount of this Equipment Note is paid in full, and shall be due and payable on each Payment Date.

(b)  Payment Amount.  The principal and interest amount of each Payment shall be $165,601.66.

3.                                      Prepayment.  Borrower may prepay all (but not less than all) of the outstanding principal balance of this Equipment Note on a scheduled Payment Date upon 30 days prior written notice from Borrower to Lender, provided that any such prepayment shall be made together with (a) all accrued interest and other charges and amounts owing hereunder through the date of prepayment, and (b) a prepayment charge calculated as follows: two percent (2.0%) of the amount prepaid during months one (1) through twelve (12), one percent (1.0%) of the amount prepaid during months thirteen (13) through thirty-six (36), and no prepayment penalty thereafter; provided, however, that, if any prepayment of this Equipment Note is made following an Event of Default, by reason of acceleration or otherwise, the prepayment charge shall be calculated based upon the full original Equipment Note Term.

4.                          Borrower Acknowledgements.  Upon delivery and acceptance of the Equipment, Borrower shall execute this Equipment Note evidencing the amounts financed by Lender in respect of such Equipment and the Payments of principal and interest hereunder.  By its execution and delivery of this Equipment Note, Borrower:

(a)                   reaffirms of all of Borrower’s representations, warranties and covenants as set forth in the Master Agreement and represents and warrants that no Default or Event of Default under the Master Agreement exists as of the date hereof;

(b)                   represents, warrants and agrees that: (i) the Equipment has been delivered and is in an operating condition and performing the operation for which it is intended to the satisfaction of Borrower; (ii) each item of Equipment has been unconditionally accepted by Borrower for all purposes under the Master Agreement and this Equipment Note; and (iii) there has been no material adverse change in the operations, business, properties or condition, financial or otherwise, of Borrower or any Guarantor since December 31, 2011;

(c)                    authorizes and directs Lender to advance the principal amount of this Equipment Note to reimburse Borrower or pay Vendors all or a portion of the purchase price of Equipment in accordance with Vendors’ invoices therefor, receipt and approval of which are hereby reaffirmed by Borrower; and

(d)                   agrees that Borrower is absolutely and unconditionally obligated to pay Lender all Payments at the times and in the manner set forth herein.

5.                            Registration.

(a)  All items of Equipment that are motor vehicles shall at all times be registered and titled as follows:

(A)	Registered Owner.	Stellaris LLC
26000 Commercentre Drive
Lake Forest, CA 92630

James Construction Group, L.L.C.
11200 Industriplex Blvd, Suite 150
Baton Rouge, LA 70809

(B)	Lienholder.	Banc of America Leasing & Capital, LLC
2059 Northlake Parkway, 3rd Floor
Tucker, GA 30084

(b)         Borrower shall be responsible for the correct titling of all such items of Equipment.  Borrower shall cause the original certificates of title to be delivered to Lender for retention in Lender’s files throughout the term of the Equipment Note All costs of such registration and licensing are for the account of Borrower.

BANC OF AMERICA LEASING & CAPITAL, LLC		Co-Borrower: STELLARIS LLC

By:	/s/ Freda Akuffo	By:	Primoris Services Corporation (fka Primoris Corporation), its Member

Printed Name:	Freda Akuffo
		By:	/s/ Alfons Theeuwes
Title:	Assistant Vice President	Printed Name:	Alfons Theeuwes
		Title:	Senior Vice President

Additional signature on next page

Co-Borrower: JAMES CONSTRUCTION GROUP, L.L.C.

By:	/s/ John Perisich

Printed Name:	John Perisich

Title:	Manager

Exhibit A

Stellaris, LLC (co-borrower)

James Construction Group, LLC (co-borrower)

21379-70002

Equipment Location A: 26000 Commencentre Drive, Lake Forest, CA 92630

Year	Equipment Description	Serial #/VIN	Equipment Cost
2011	11 FORD F-550 FLATBED 4X4	1FDUF5HT2BEB32531	46,544.38
2011	11 IR C185 CFM AIR COMPRESSOR	413608	13,539.38
2011	11 IR P90CFM AIR COMPRESSOR SK	UN5P9UTMBY108873	11,957.07
2011	11 IR P90CFM AIR COMPRESSOR SK	UN5P9UTMBY108874	11,957.06
2011	11 AIRMAN SDG100S 100 KW GENERATOR	1538B10075	50,742.71
2010	10 VANGUARD CPW 125-4 WELDING SLED	CA00600208	100,000.00
2010	10 VANGUARD CPW 125-4 WELDING SLED	CA00600209	100,000.00
2011	11 MURRAY 44’ LOWBED TRAILER	1M9G44201BA056725	101,764.00
2010	10 ATLAS COPCO 185 CFM AIR COMP	4500A1017AR305360	12,694.39
2011	11 ATLAS COPCP 185 CFM AIR COMPRESSOR	4500A101XBR037962	13,205.84
2011	11 ATLAS COPCP 185 CFM AIR COMPRESSOR	4500A1011BR037963	13,205.84
2011	11 AIRMAN SDG45S 45KW GENERATOR	1338B10151	30,629.02
2011	11 AIRMAN SDG45S 45KW GENERATOR	1338B10150	30,629.01
2011	11 CAT 246C SKID STEER LOADER	CAT0246CVJAY05760	46,872.86
2011	11 CAT 246C SKID STEER LOADER	CAT0246CPJAY06174	47,454.15
2011	11 CAT 246C SKID STEER LOADER	CAT0246CLJAY06183	46,872.86
2011	11 CAT 246C SKID STEER LOADER	CAT0246CJJAY06307	46,872.86
2011	11 AIRMAN 65KVA GENERATOR	1478B10208	35,513.32
2011	11 AIRMAN 65KVA GENERATOR	1478B10212	35,513.33
2011	11 CAT D6K LGP PIPELAYER DOZER	DHA01858	215,604.26
2011	11 CAT D6K LGP PIPELAYER DOZER	DHA01856	215,604.26
2011	11 CAT 72H PIPELAYER	PLR00100	507,828.75
2011	11 CAT 72H PIPELAYER	PLR00101	507,828.75
2011	11 CAT 72H PIPELAYER	PLR00102	507,828.75
2011	11 CAT 72H PIPELAYER	PLR00103	507,828.75
2011	11 CAT 72H PIPELAYER	PLR00104	507,828.75
2011	11 CAT 72H PIPELAYER	PLR00105	507,828.75
2011	11 CAT D6K LGP PIPELAYER DOZER	DHA01855	215,604.26
2011	11 CAT D6K LGP PIPELAYER DOZER	DHA01851	215,604.26
2011	11 CAT D6K LGP PIPELAYER DOZER	DHA01848	215,604.26
2011	11 CAT D6K LGP PIPELAYER DOZER	DHA01837	215,604.26
2007	07 JD 710G BACKHOE	T0710GX959994	33,303.70
2007	07 INTERNATIONAL 4400 TRACTOR	1HSMTAANX7H416035	40,872.50
2007	07 INTERNATIONAL 4400 TRACTOR	1HSMTAANX7H416066	43,372.50
2012	12 LANDOLL 440 TRAILER	1LH440VH7C1018612	73,887.92
2012	12 PETERBLT 367 TRACTOR	1XPTD40XXCD162655	164,824.34
2012	12 PETERBLT 367 TRACTOR	1XPTD40X8CD162654	164,824.34
1999	99 CAT DP150 33K FORKLIFT	6DP00500	100,000.00
2002	02 TIMCO TF820E FORWARDER	186-022502	100,000.00
2002	02 TIMCO TF820E FORWARDER	190-042902	29,075.37
2006	06 STER MUDDOG HYDROEXCAVATOR	2FZHAZDE66AV51186	97,070.02
2006	06 STER MUDDOG HYDROEXCAVATOR	2FZHAZDE86AV51187	97,070.02
1978	78 CAT 583K PIPELAYER W/WINCH	78V00758	350,000.00
2005	05 CAT 257B MULT TERIAN LOADER	SLK03663	21,923.15
2007	07 VOLVO L350F WHEEL LOADER	1062	420,225.00
	Location Total		$6,873,015.00

Exhibit A

Stellaris, LLC (co-borrower)

James Construction Group, LLC (co-borrower)

21379-70002

Equipment Location B: 1901 E. Kentucky Ave, Ruston, LA 71270

Year	Equipment Desciption	Serial#/VIN	Equipment Cost
2006	KENWORTH TRI AXLE DUMP TRUCK	1NKDXUEX66J139657	75,000.00
2006	KENWORTH TRI AXLE DUMP TRUCK	1NKDXBTX26J133927	75,000.00
2006	KENWORTH TRI AXLE DUMP TRUCK	1NKDLU0X86J127397	75,000.00
2006	KENWORTH TRI AXLE DUMP TRUCK	1NKDXBTX86J133933	75,000.00
2006	KENWORTH TRI AXLE DUMP TRUCK	1NKDXBTX26J133961	75,000.00
2006	KENWORTH TRI AXLE DUMP TRUCK	1NKDLU0XX6J127384	75,000.00
2006	MACK TRI AXLE DUMP TRUCK	1M2AL02C36M001515	70,000.00
2006	MACK TRI AXLE DUMP TRUCK	1M2AL02C56M001516	70,000.00
2006	MACK TRI AXLE DUMP TRUCK	1M2AL02C66M001797	70,000.00
2006	MACK TRI AXLE DUMP TRUCK	1M2AL02CX6M001513	70,000.00
2006	MACK TRI AXLE DUMP TRUCK	1M2AL02C96M001714	70,000.00
2006	MACK TRI AXLE DUMP TRUCK	1M2AG11C86M022226	70,000.00
2006	MACK TRI AXLE DUMP TRUCK	1M2AL02C16M001514	70,000.00
2006	MACK TRI AXLE DUMP TRUCK	1M2AL02C76M002778	70,000.00
2006	MACK TRI AXLE DUMP TRUCK	1M2AL02C76M001713	70,000.00
2006	KENWORTH TRI AXLE DUMP TRUCK	1NKDLU0X36J152174	75,000.00
2007	KENWORTH TRI AXLE DUMP TRUCK	1NKDXU0X77J192232	85,000.00
2006	Kenworth WATER TRUCK	2NKMLZ9X36M154869	70,000.00
2001	Mack 4000 GALLON WATER TRUCK	1M2AA18Y91W135487	35,000.00
2001	Kenworth WATER TRUCK	1NKWLT0X41J881019	70,000.00
2001	Kenworth WATER TRUCK	1NKWLT0101J881020	70,000.00
2001	Kenworth WATER TRUCK	1NKWLT0X51J881014	70,000.00
2007	Trailking LOWBOY 4 AXLE	1TKJ053357M029979	50,000.00
2007	Trailking LOWBOY 4 AXLE	1TKJ053337M029981	50,000.00
2007	Troxell CEMENT PIG 4000CY	1T9SS56147R719378	60,000.00
2008	Troxell CEMENT PIG 4000CY	1T9SS56118R719789	70,000.00
2010	Troxell CEMENT PIG 4000CY	1T9SS561X0R719228	70,000.00
2010	Erie Strayer Concrete Plant		800,000.00
2012	Erie Strayer Concrete Plant		1,000,000.00
1987	AMERICAN 5300 CRAWLER CRANE	8712-AT-3423	100,000.00
2006	Deshazo OVERHEAD BRIDGE CRANE	4500362	20,000.00
2003	03 CAT 330CL EXCAVATOR	KDD00508	85,000.00
2011	349EL Excavator	TFG00373	400,000.00
2010	312 DL EXCAVATOR	JBC00602	62,500.00
2010	930IT Tool Carrier	DHC01723	85,000.00
2010	930IT TOOL CARRIER	DHC1880	85,000.00
2010	980H WHEEL LOADER	JMS05691	85,000.00
2012	980K WHEEL LOADER	WTK00379	450,000.00
2012	PAVER GOMACO COMMANDER III	JTF11655	450,000.00
2007	Caterpillar 623G Elevating Scraper	DBC00407	425,000.00
	Location Total		5,902,500.00

		Grand Total	$12,775,515.00